Exhibit 3.93

Delaware	PAGE 1

The First State
     I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “GEORGETOWN REHABILITATION, LLC” AS RECEIVED AND FILED IN THIS OFFICE.
     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF FORMATION, FILED THE TWENTY-THIRD DAY OF SEPTEMBER, A.D. 1998, AT 9 O’CLOCK A.M.
     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “PIONEER VALLEY HOSPITAL, LLC” TO “GEORGETOWN REHABILITATION, LLC”, FILED THE FIRST DAY OF DECEMBER, A.D. 1998, AT 9 O’CLOCK A.M.
     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SECOND DAY OF JANUARY, A.D. 2002, AT 10 O’CLOCK A.M.
     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “GEORGETOWN REHABILITATION, LLC”.

2947803 8100H	/s/ Jeffrey W. Bullock

110292257 You may verify this certificate online at corp. delaware.gov/authver.shtml	Jeffrey W. Bullock, Secretary of State AUTHENTICATION: 8619837 DATE: 03-14-11

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/23/1998
981370489 — 2947803
CERTIFICATE OF FORMATION
OF
PIONEER VALLEY HOSPITAL, LLC
Under Section 18-201 of the
Delaware Limited Liability Company Act
     FIRST: The name of the limited liability company is Pioneer Valley Hospital, LLC (the “Company”).
     SECOND: The address of the registered office of the Company in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805.
     THIRD: The name and address of the Company’s registered agent for service of process is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of September 23, 1998.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/01/1998
981460435 — 2947803
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF FORMATION
OF
PIONEER VALLEY HOSPITAL, LLC
Under Section 18-202 of the
Delaware Limited Liability Company Act
     FIRST: The name of the limited liability company is Pioneer Valley Hospital, LLC (the “Company”).
     SECOND: The Certificate of Formation of the Company is hereby amended to change the name of the Company to Georgetown Rehabilitation, LLC.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Formation as of December 1, 1998.

By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Authorized Person

CERTIFICATE OF AMENDMENT
OF
Georgetown Rehabilitation, LLC
     1. The name of the limited liability company is Georgetown Rehabilitation, LLC
     2. The Certificate of Formation of the limited liability company is hereby amended as follows:
The name and address of the registered agent is The Corporation Trust Company Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Georgetown Rehabilitation, LLC this 15 day of January 2002.

Georgetown Rehabilitation, LLC
/s/ William F. Carpenter III
William F. Carpenter III,
Title:	Manager

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 01/22/2002
020041060 — 2947803